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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: October 13, 2000

                              REDBACK NETWORKS INC.
     ----------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                  Delaware                                    000-25853                                   77-0438443
---------------------------------------       -------------------------------------       -------------------------------------
      (State or Other Jurisdiction of                  (Commission File Number)                (I.R.S. Employer Identification
               Incorporation)                                                                              Number)

                              1195 Borregas Avenue

                               Sunnyvale, CA 94089
                                 (408) 571-5000
     ----------------------------------------------------------------------
 (Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)




ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On September 28, 2000, Redback Networks Inc., a Delaware corporation ("Redback") completed its previously announced acquisition of Abatis Systems ("Abatis") of Vancouver, Canada (the "Acquisition"). The Acquisition was accomplished pursuant to the Arrangement Agreement (the "Arrangement Agreement") dated July 30, 2000. Shareholders and optionholders of Abatis approved the Acquisition at its special meeting convened on September 13, 2000, and the satisfaction of certain other closing conditions were completed on September 28, 2000.

In connection with the Acquisition, Redback issued an aggregate of 1,633,178 shares of its Common Stock and reserved an additional 1,162,188 shares of its Common Stock for issuance


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upon exercise of outstanding employee stock options of Abatis, and a Canadian subsidiary of Redback ("Exchangeco") issued an aggregate of 2,440,526 Exchangeable Shares. Exchangeable Shares may in turn be exchanged at the holder's request for shares of Redback Common Stock on a one-for-one basis.

Existing Canadian shareholders of Abatis were offered the election to receive Redback Common Stock or Exchangeable Shares of Exchangeco. The share issuances, at the time of closing, were exempt from registration pursuant to section 3(a)(10) of the Securities Act of 1933, as amended. Portions of the shares issued in each transaction will be held in escrow pursuant to the terms of the Arrangement Agreement.

         Upon the closing, Abatis became Redback Networks Systems Canada, Inc., a wholly-owned subsidiary of Redback. It will continue to be headquartered in the Vancouver, B.C., area.

         Further details regarding this merger are contained in the Company's press release dated October 3, 2000, attached as an exhibit hereto and incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Not Applicable

         (b)      Not Applicable

         (c)      EXHIBITS.
                    EXHIBIT     DESCRIPTION

                    2.1         Arrangement Agreement dated as of July 30, 2000.
                    99.1        Press release dated October 3, 2000.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       REDBACK NETWORKS INC.


DATE:  October 13, 2000                By:     /S/ CRAIG GENTNER
                                              --------------------
                                              Craig Gentner
                                              Senior Vice President of Finance,
                                              Chief Financial Officer and
                                              Corporate Secretary (PRINCIPAL
                                              FINANCIAL OFFICER)


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                                INDEX TO EXHIBITS

    EXHIBIT NUMBER                                  DESCRIPTION

         2.1            Arrangement Agreement dated as of July 30, 2000.

         99.1           Press Release dated October 3, 2000